UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 21, 2020
BANCPLUS CORPORATION
(Exact Name of Registrant as Specified in Charter)
Mississippi
(State or Other Jurisdiction of Incorporation)

333-236022	64-0655312
(Commission File Number)	(IRS Employer Identification No.)

1068 Highland Colony Parkway
Ridgeland, MS	39157
(Address of Principal Executive Offices)	(Zip Code)

(601) 898-8300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On October 21, 2020, BancPlus Corporation ("the Registrant") issued a press release announcing the Board of Directors of the Registrant declared a quarterly cash dividend of $0.35 per share of common stock. The cash dividend will be paid on December 15, 2020 to shareholders of record as of the close of business on November 30, 2020. The press release is attached to this report at Exhibit 99.1, which is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated October 21, 2020

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the inline XBRL Document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BancPlus Corporation

October 21, 2020	By:	/s/ M. Ann Southerland
M. Ann Southerland
Senior Executive Vice President and Chief Financial Officer